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Scudder Technology Innovation Fund

Class AARP and Class S Shares

Annual Report

May 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Technology Innovation Fund	Ticker Symbol	Fund Number
Class AARP	STCHX	151
Class S	SCUTX	351

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

It's well known that technology investors have faced exceptionally difficult market conditions over the past two years. We applaud your patience and commitment regarding this volatile sector in fiscal year 2002 amid mixed signals in support of U.S. economic growth and an anemic capital spending environment.

We'd be foolish if we tried to predict exactly when the tide will turn. In our view, what the market needs now - just as much as a sales and earnings recovery - is a restoration of confidence that technology mutual funds offer exciting opportunities for investors who are prepared to accept the sector's risks.

In managing Scudder Technology Innovation Fund, we shall seek the best return for your investment dollars - by doing our homework when it comes to research, by exploring new ways to deliver value to your portfolio, and by providing you with the tools needed to make informed investment decisions.

As you review your personal investment strategy, we ask that you not surrender to fear that the negative events of the past year will be repeated, but instead look to the potential for a brighter future. We believe you'll continue to see the merits of owning shares of Scudder Technology Innovation Fund as a component of a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President
Scudder Technology Innovation Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary May 31, 2002

Average Annual Total Returns*
Scudder Technology Innovation Fund	1-Year	3-Year	Life of Class**
Class S	-43.59%	-12.04%	2.15%
Russell 2000 Index+	-.50%	4.95%	1.64%
Russell 2000 Technology Index++	-29.46%	-14.76%	-8.15%
Goldman Sachs Technology Composite Index+++	-32.74%	-16.68%	1.77%
Scudder Technology Innovation Fund		1-Year	Life of Class***
Class AARP		-43.57%	-55.70%
Russell 2000 Index+		-.50%	-2.62%
Russell 2000 Technology Index++		-29.46%	-47.76%
Goldman Sachs Technology Composite Index+++		-32.74%	-45.59%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.
*** On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 5/31/02	$ 11.72	$ 11.71
5/31/01	$ 20.77	$ 20.76

Class S Lipper Rankings* - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	285	of	392	73
3-Year	43	of	113	38

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder Technology Innovation Fund - Class S -- Russell 2000 Index+ - - - Russell 2000 Technology Index++ - - - - Goldman Sachs Technology Composite Index+++

Comparative Results*
Scudder Technology Innovation Fund		1-Year	3-Year	Life of Class**
Class S	Growth of $10,000	$5,641	$6,806	$10,946
	Average annual total return	-43.59%	-12.04%	2.15%
Russell 2000 Index+	Growth of $10,000	$9,950	$11,558	$10,701
	Average annual total return	-.50%	4.95%	1.64%
Russell 2000 Technology Index++	Growth of $10,000	$7,054	$6,194	$7,016
	Average annual total return	-29.46%	-14.76%	-8.15%
Goldman Sachs Technology Composite Index+++	Growth of $10,000	$6,726	$5,784	$9,281
	Average annual total return	-32.74%	-16.68%	-1.77%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year and life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.
++ The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.
+++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may differ; expense ratios are the same.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Technology Innovation Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Technology Innovation Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Lead Portfolio Manager Blair Treisman joined the Advisor in 1999 and the fund team in 2000. Ms. Treisman began her investment career in 1994.

Jonathan Wild joined the Advisor in 1996 and the fund team in 2002. Mr. Wild is a Managing Director of the Advisor and Consultant to the fund.

Stephen Scott joined the Advisor in 1996 and the fund team in 2002. Mr. Scott is a Director of the Advisor and Consultant to the fund.

Blair Treisman became lead portfolio manager of the fund in February. Below she discusses the technology sector's ongoing challenges and how they affected fund performance during the fiscal year ended May 31, 2002.

Q: Technology stocks rallied last autumn but have continued to lose ground since January. How did Scudder Technology Innovation Fund perform for the 12-month period ended May 31, 2002?

A: It was a disappointing and frustrating period for technology investors. Most technology stocks lost value over the past 12 months. Weak capital spending, negative earnings revisions and accounting fears weighed on the market. Scudder Technology Innovation Fund's -43.59 percent return (Class S shares) for the 12 months ended May 31, 2002, compared with a -36.09 percent return for the average fund in the Lipper Science and Technology funds category. The fund's benchmark, the unmanaged Goldman Sachs Technology Composite Index, fell 32.74 percent for the period. The index is a group of computer hardware, software, networking, semiconductor and telecommunication equipment stocks that vary in market capitalization.

Q: What was the source of the fund's underperformance relative to its benchmark and peer group for the 12 months ended May 31?

A: The fund's positioning in semiconductors, computer software and communications equipment stocks hurt its relative results for the fiscal year. For most of the period, the portfolio did not contain as large a percentage of semiconductor stocks as the index or many of the fund's peers. Because investors generally believed that semiconductor sales would be among the first beneficiaries if there were to be any rebound in business capital spending on technology, prices of semiconductor stocks generally held up better for most of the period than other areas of technology. This occurred despite higher stock valuations versus the rest of the sector. For example, Intel Corp. rose modestly, but the fund's weighting in Intel (4.2 percent of the portfolio as of May 31, 2002) was less than half that of the Goldman Sachs Technology Composite Index. Our pessimism regarding valuations did not allow the fund to fully participate in the autumn rally among semiconductor stocks.

Within the computer software and communications equipment areas, we were too optimistic about turnaround prospects at some companies. During the period the fund's positioning in five stocks - Sonus Networks, Microsoft, EMC, VERITAS Software (1.3 percent of the portfolio as of May 31, 2002) and Brocade Communications Systems (0.8 percent of the portfolio as of May 31, 2002) - cost the fund more than 12 percentage points of performance (1200 basis points).

Q: What did you do and are you doing to manage risk and preserve capital?

A: We focused on the highest quality, most well-capitalized companies - businesses that we believe are likely to be survivors five years from now. Over the long term we believe this will prove to be a prudent strategy. In general, we look for companies that appear to have high positive cash flow. We are concerned about picking the right stocks in an unpredictable market environment, and we insist that a company have a proven management team, solid products, a broad customer base and geographic reach.

Top Five Positive Contributors to Performance 5/31/01 to 5/31/02
Company	Industry	Change in portfolio position 5/31/01 to 5/31/02
KLA-Tencor	Semiconductor equipment	Increase from 1.2% to 1.7%
QUALCOMM	Cellular telephone	Decrease from 1.8% to 1.1%
First Data	Commercial services	Increase from 2.8% to 3.3%
Electronic Data Systems	Technology consulting	Decrease from 2.8% to 0.9%
Virata	Electronic components/distributors	Sold

Source: Deutsche Investment Management Americas Inc.
Top Five Negative Contributors to Performance 5/31/01 to 5/31/02
Company	Industry	Change in portfolio position 5/31/01 to 5/31/02
Sonus Networks	Communications equipment	Sold (it was a top 10 holding at 5/31/01)
Microsoft	Computer software	Increase from 5.9% to 10.5%
EMC	EDP peripherals	Increase from 1.5% to 2.4%
AOL Time Warner	Broadcasting and entertainment	Decrease from 3.1% to 1.1%
IBM	Electrical data processing	Increase from 2.4% to 8.4%

Source: Deutsche Investment Management Americas Inc.

To help manage risk, we currently maintain relatively neutral weightings among different sub-sectors of technology relative to the portfolio's unmanaged benchmark - the Goldman Sachs Technology Composite Index. This approach is consistent with what we see as our mandate - to offer investors a risk-savvy way to participate in what has historically been, and what we continue to believe will be, one of the principal engines of U.S. economic growth.

During fiscal year 2002, the fund's focus on larger firms had its limitations, as several of the fund's major holdings were battered by reports of earnings shortfalls, including AOL Time Warner and International Business Machines (IBM). AOL Time Warner, hammered by an advertising recession and a slump in its America Online business, fell sharply as some investors lost faith in the firm's strategic growth plans. In the first quarter of 2002, IBM reported disappointing results. The stock was one of the fund's top holdings as of May 31, 2002, because we believe that IBM's new CEO is taking prudent steps to revive the company's growth prospects.

Q: Were there any major portfolio successes during the period?

A: The fund's most notable success was KLA-Tencor, the world's largest manufacturer of semiconductor inspection tools. The stock rose modestly during fiscal year 2002, adding more than four percentage points (400 basis points) of positive performance to the fund's results. We increased the fund's position from 1.2 percent to 1.7 percent of the portfolio during the year because we expect long-term demand for such inspection tools to remain healthy. As chipmakers build smaller and faster semiconductors, they need more tools to locate defects and monitor manufacturing, and we believe KLA-Tencor's tools provide a competitive advantage in a difficult industry environment.

Q: Are there any indicators that the prolonged bear market that technology investors have faced over the past two years is nearing an end?

A: If anything, we are slightly more cautious than we were six months ago. The market has made many false starts, and there could be more in the months ahead. Investor sentiment has been fundamentally challenged by a substantial loss of accountant and corporate management credibility. A trust gap must be bridged before either the public or institutional investors commit any significant new dollars to technology investments.

Overall, we believe demand for more powerful personal computers will become more solid as new applications take hold, and this may be reflected in a gradually improving earnings environment in 2003. We also believe that demand for wireless phones will improve after more wireless networks are upgraded to provide data services.

Wireline telecom companies continue to be an albatross of the technology sector. We believe credit problems, financial reorganizations and overcapacity are likely to plague this sub-sector for the foreseeable future, and we have positioned the portfolio to have only minimal exposure to this area.

Q: What's your outlook for the balance of calendar year 2002?

A: It's clear that investor confidence needs to be restored before there can be a sustained rally in technology stocks. The climate of irrational purchasing behavior that we saw in the market during the ebullient years of 1999 and early 2000 has been replaced with a prevailing negative wisdom that "there's no such thing as a tech stock that's too cheap." We believe the truth lies somewhere in the middle.

Many technology companies have fallen on hard times, merged or gone out of business over the past two years, and more problems could emerge in the months ahead. The length of the recovery process is still uncertain, and our task at hand is to focus on companies that we believe can be leaders when the market turns.

The views expressed above reflect those of the portfolio manager only as of 6/12/02. The manager's views are subject to change at any time, based on market and other conditions. This market commentary is not intended as a recommendation of any specific security.

Portfolio Summary May 31, 2002

Asset Allocation	5/31/02	5/31/01

Common Stocks	94%	90%
Cash Equivalents	5%	7%
Convertible Preferred Stocks	1%	1%
Corporate Bonds	-	1%
Preferred Stocks	-	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/02	5/31/01

Semiconductors	27%	10%
Computer Software	22%	22%
Electronic Data Processing	12%	8%
Electronic Components/Distributors	8%	11%
EDP Peripherals	6%	7%
EDP Services	5%	-
Miscellaneous Consumer Services	5%	-
Cellular Telephone	2%	2%
Diverse Electronic Products	2%	5%
Other	11%	35%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2002 (44.0% of Portfolio)
1. Microsoft Corp. Developer of computer software	10.5%
2. International Business Machines Corp. Manufacturer of computers and provider of information processing services	8.4%
3. Cisco Systems, Inc. Developer of computer network products	4.3%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	4.2%
5. First Data Corp. Provider of credit card processing services	3.3%
6. eBay, Inc. Provider of online auction services	3.2%
7. Micron Technology, Inc. Manufacturer of semiconductor memory and enhancement products for workstations	2.8%
8. BEA Systems, Inc. Developer of computer software	2.5%
9. EMC Corp. Provider of enterprise storage systems, software, networks and services	2.4%
10. Xilinx, Inc. Supplier of semiconductors	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002

	Shares	Value ($)
Common Stocks 94.2%
Communications 2.4%
Cellular Telephone
Nokia Oyj (ADR)	188,700	2,619,156
QUALCOMM, Inc.*	74,300	2,350,852
		4,970,008
Durables 1.2%
Telecommunications Equipment
Amdocs Ltd. *	138,100	2,568,660
Financial 0.0%
Other Financial Companies
W.R. Hambrecht & Co.* (c) (d) (e)	140,000	7,000
Manufacturing 1.5%
Office Equipment/Supplies
Lexmark International, Inc.*	19,400	1,211,530
Polycom, Inc.*	100,100	1,916,915
		3,128,445
Media 2.9%
Advertising 1.8%
DoubleClick, Inc.*	447,100	3,684,104
Broadcasting & Entertainment 1.1%
AOL Time Warner, Inc.*	125,700	2,350,590
Service Industries 11.6%
EDP Services 4.9%
Electronic Data Systems Corp.	35,300	1,864,546
First Data Corp.	88,300	6,993,360
VeriSign, Inc.*	145,600	1,409,408
		10,267,314
Miscellaneous Commercial Services 1.7%
Accenture Ltd. "A"*	174,500	3,638,324
Miscellaneous Consumer Services 5.0%
eBay, Inc.*	120,200	6,636,242
Sabre Holdings Corp.*	96,600	3,806,040
		10,442,282
Technology 74.6%
Computer Software 21.1%
BEA Systems, Inc.*	493,800	5,313,288
Check Point Software Technologies Ltd.*	118,800	1,931,688
Electronic Arts, Inc.*	17,700	1,132,800
Mercury Interactive Corp.*	106,900	3,619,634
Microsoft Corp.*	434,200	22,105,122
PeopleSoft, Inc.*	181,500	3,722,565
Symantec Corp.*	141,400	4,859,918
TIBCO Software, Inc.*	259,200	1,542,240
		44,227,255
Diverse Electronic Products 2.1%
Motorola, Inc.	147,900	2,364,921
NetScreen Technologies, Inc.*	70,300	676,989
NetScreen Technologies, Inc., Series F* (c) (d)	192,082	1,479,800
		4,521,710
EDP Peripherals 5.5%
Brocade Communications Systems, Inc.*	84,000	1,650,600
EMC Corp.*	707,500	5,129,375
Network Appliance, Inc.*	157,900	2,054,279
VERITAS Software Corp.*	118,600	2,688,662
		11,522,916
Electronic Components/Distributors 8.0%
Broadcom Corp. "A"*	215,850	4,867,418
Cisco Systems, Inc.*	572,500	9,034,050
Marvell Technology Group Ltd.*	95,200	2,996,896
		16,898,364
Electronic Data Processing 11.2%
Apple Computer, Inc.*	47,300	1,102,090
Chorum Technologies, Inc.* (c)	1,561,058	1,217,625
Dell Computer Corp.*	43,600	1,170,660
Hewlett-Packard Co.	129,500	2,472,155
International Business Machines Corp.	218,500	17,578,325
		23,540,855
Precision Instruments 0.9%
Lam Research Corp.*	82,600	1,878,324
Semiconductors 25.8%
Alpha Industries, Inc.*	158,100	1,611,039
Atmel Corp.*	405,220	3,330,908
Cree, Inc.*	359,000	4,121,320
Integrated Device Technology, Inc.*	167,200	4,253,568
Intel Corp.	320,000	8,838,400
Intersil Corp. "A"*	87,700	2,106,554
KLA-Tencor Corp.*	68,600	3,576,118
Micron Technology, Inc.*	248,600	5,861,988
National Semiconductor Corp.*	100,000	3,070,000
Novellus Systems, Inc.*	43,100	1,830,888
Semtech Corp.*	142,000	4,668,960
Taiwan Semiconductor Manufacturing Co.	205,600	3,408,848
Texas Instruments, Inc.	88,200	2,528,694
Xilinx, Inc.*	142,650	5,029,839
		54,237,124
Total Common Stocks (Cost $268,036,213)		197,883,275

Preferred Stocks 0.2%
Technology
Precision Instruments 0.2%
Axsun "C"* (c)	642,674	353,471
Semiconductors 0.0%
Billions of operations per second, Inc., Series C* (c)	1,000,000	0
Total Preferred Stocks (Cost $10,000,006)		353,471
Convertible Preferred Stocks 0.8%
Technology
Precision Instruments
CiDRA Corp.* (c) (Cost $9,999,990)	111,111	1,704,443
	Principal Amount ($)	Value ($)
Convertible Bonds 0.2%
Technology
Computer Software
Kestrel Solution, 5.5%, 7/15/2005* (Cost $5,900,000)	5,900,000	354,000

Cash Equivalents 4.6%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $9,625,187)	9,625,187	9,625,187
Total Investment Portfolio - 100.0% (Cost $303,561,396) (a)		209,920,376

* Non-income producing security.
(a) The cost for federal income tax purposes was $312,040,697. At May 31, 2002, net unrealized depreciation for all securities based on tax cost was $102,120,321. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,761,163 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $108,881,484.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Americas Inc. The rate shown is the unaudited annualized seven-day yield at period end.
(c) Securities valued at fair value by management and approved in good faith following procedures approved by the Trustees at fair value amounted to $4,762,339 (2.2% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at May 31, 2002 aggregated $39,549,986. These securities may also have certain restrictions as to resale.
(d) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at May 31, 2002 amounted to $1,486,800, which represents 0.7% of net assets. Information concerning such restricted securities at May 31, 2002 is as follows:
Security Description	Acquisition Date	Cost ($)
NetScreen Technologies, Inc. Series F	October 2001	999,998
W.R. Hambrecht & Co.	March 2000	7,000,000

(e) An officer of Deutsche Investment Management Americas Inc. served on the board of the issuer of this security.
Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options First Data Corp.	441	6/22/2002	85.0	19,845
Put Options Semiconductor HOLDRs Trust	578	6/19/2002	37.5	75,140
Total outstanding written options (Premiums received $154,501)				94,985

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002
Assets
Investments in securities, at value (cost $303,561,396)	$ 209,920,376
Receivable for investments sold	972,552
Dividends receivable	44,470
Interest receivable	144,842
Receivable for Fund shares sold	206,887
Other assets - Margin Deposits	2,167,499
Total assets	213,456,626
Liabilities
Payable for investments purchased	872,146
Payable for Fund shares redeemed	338,239
Written options, at value (premiums received $154,501)	94,985
Accrued management fee	124,363
Other accrued expenses and payables	60,317
Total liabilities	1,490,050
Net assets, at value	$ 211,966,576
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	(93,641,020)
Written options	59,516
Accumulated net realized gain (loss)	(305,184,730)
Paid-in capital	610,732,810
Net assets, at value	$ 211,966,576

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($7,211,336 / 615,446 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.72
Class S Net Asset Value, offering and redemption price (a) per share ($201,681,317 / 17,219,743 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.71
Class A Net Asset Value and redemption price per share ($1,830,552 / 157,037 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.66
Maximum offering price per share (100 / 94.25 of $11.66)	$ 12.37
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($704,196 / 61,271 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.49
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($539,175 / 46,909 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.49

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,958)	$ 308,713
Interest	986,168
1,294,881
Expenses: Management fee	2,493,714
Administrative fee	1,027,874
Distribution service fees	14,620
Trustees' fees and expenses	6,977
Other	19,536
Total expenses, before expense reductions	3,562,721
Expense reductions	(1,221)
Total expenses, after expense reductions	3,561,500
Net investment income (loss)	(2,266,619)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(134,742,717)
Written options	3,650,458
(131,092,259)
Net unrealized appreciation (depreciation) during the period on: Investments	(41,463,233)
Written options	59,516
(41,403,717)
Net gain (loss) on investment transactions	(172,495,976)
Net increase (decrease) in net assets resulting from operations	$ (174,762,595)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2002	2001
Operations: Net investment income (loss)	$ (2,266,619)	$ (2,765,315)
Net realized gain (loss) on investment transactions	(131,092,259)	(147,320,408)
Net unrealized appreciation (depreciation) on investment transactions during the period	(41,403,717)	(186,159,870)
Net increase (decrease) in net assets resulting from operations	(174,762,595)	(336,245,593)
Distributions to shareholders from: Net realized gains: Class AARP	-	(1,141,803)
Class S	-	(45,894,087)
Fund share transactions: Proceeds from shares sold	67,144,136	291,239,749
Reinvestment of distributions	-	45,906,490
Cost of shares redeemed	(92,747,368)	(210,269,005)
Redemption fees	146,409	642,701
Net increase (decrease) in net assets from Fund share transactions	(25,456,823)	127,519,935
Increase (decrease) in net assets	(200,219,418)	(255,761,548)
Net assets at beginning of period	412,185,994	667,947,542
Net assets at end of period	$ 211,966,576	$ 412,185,994

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.77	$ 49.10
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(8.94)	(25.80)
Total from investment operations	(9.06)	(25.87)
Less distributions from: Net realized gains on investment transactions	-	(2.52)
Redemption fees	.01	.06
Net asset value, end of period	$ 11.72	$ 20.77
Total Return (%)	(43.57)	(54.17)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	12
Ratio of expenses (%)	1.21	1.28*
Ratio of net investment income (%)	(.77)	(.38)*
Portfolio turnover rate (%)	131	165
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
* Annualized
** Not annualized

Class S
Years Ended May 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.76	$ 39.55	$ 19.31	$ 12.07	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.15)	(.34)	(.17)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(8.94)	(16.15)	21.81	7.37	.10
Total from investment operations	(9.06)	(16.30)	21.47	7.20	.07
Less distributions from: Net realized gains on investment transactions	-	(2.52)	(1.32)	-	-
Redemption fees	.01	.03	.09	.04	-***
Net asset value, end of period	$ 11.71	$ 20.76	$ 39.55	$ 19.31	$ 12.07
Total Return (%)	(43.59)	(43.13)	111.79	59.90[c]	.58c,d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	202	399	668	119	37
Ratio of expenses before expense reductions (%)	1.21	1.41	1.31[e]	1.86	3.69*
Ratio of expenses after expense reductions (%)	1.21	1.41	1.30[e]	1.75	1.75*
Ratio of net investment income (loss) (%)	(.77)	(.48)	(.91)	(1.11)	(.87)*
Portfolio turnover rate (%)	131	165	83	135	137*
[a] For the period from March 2, 1998 (commencement of operations) to May 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.30% and 1.30%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Technology Innovation Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $259,067,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010, the expiration date, whichever occurs first.

From November 1, 2001 through May 31, 2002, the Fund incurred approximately $37,639,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carry forwards	$ 259,067,000
Unrealized appreciation (depreciation) on investments	$ (102,120,321)

In addition, during the year ended May 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ -

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $346,838,438 and $353,783,874, respectively.

For the year ended May 31, 2002, transactions for written options were as follows:

	Contracts	Premiums Received ($)
Outstanding at May 31, 2001	-	-
Options written	38,859	6,276,419
Options closed	(25,891)	(4,379,284)
Options exercised	(4,107)	(869,637)
Options expired	(7,842)	(872,997)
Outstanding at May 31, 2002	1,019	154,501

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets, 0.75% of the next $500,000,000 of such net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.35%, 0.35%, 0.375%, 0.425% and 0.400% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2002
Class AARP	$ 32,641	$ 2,206
Class S	985,417	53,966
Class A	5,204	603
Class B	2,587	262
Class C	2,025	200
	$ 1,027,874	$ 57,237

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2002
Class B	$ 4,566	$ 466
Class C	3,797	376
	$ 8,363	$ 842

In addition, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 3,470	$ 468
Class B	1,522	168
Class C	1,265	141
	$ 6,257	$ 777

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2002, aggregated $4,635.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2002, the CDSC for Class B and C shares aggregated $1,763 and $940, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended May 31, 2002 totaled $661,396 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,221 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2002		Year Ended May 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	284,410	$ 4,322,150	711,621	$ 26,222,389*
Class S	3,637,739	55,956,867	6,945,310	263,323,057
Class A	309,326	4,455,679	40,755	961,665**
Class B	93,900	1,487,733	16,301	372,349**
Class C	59,138	921,707	16,828	360,289**
		$ 67,144,136		$ 291,239,749
Shares issued to shareholders in reinvestment of distributions
Class AARP	-	-	36,484	$ 1,101,481*
Class S	-	-	1,484,574	44,805,009
		-		$ 45,906,490
Shares redeemed
Class AARP	(257,067)	$ (3,793,276)	(160,002)	$ (4,335,442)*
Class S	(5,624,994)	(85,292,374)	(6,112,950)	(205,663,715)
Class A	(190,036)	(2,629,236)	(3,008)	(68,787)**
Class B	(39,224)	(593,398)	(9,706)	(198,407)**
Class C	(28,990)	(439,084)	(67)	(2,654)**
		$ (92,747,368)		$ (210,269,005)
Redemption fees
Class AARP	-	$ 23,511	-	$ 24,649*
Class S	-	122,898	-	618,052
		$ 146,409		$ 642,701
Net increase (decrease)
Class AARP	27,343	$ 552,385	588,103	$ 23,013,077*
Class S	(1,987,255)	(29,212,609)	2,316,934	103,082,403
Class A	119,290	1,826,443	37,747	892,878**
Class B	54,676	894,335	6,595	173,942**
Class C	30,148	482,623	16,761	357,635**
		$ (25,456,823)		$ 127,519,935

* For the period October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
** For the period December 29, 2000 (commencement of sales of Class A, B and C shares) to May 31, 2001.

Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Scudder Technology Innovation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Technology Innovation Fund (the "Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 18, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Technology Innovation Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
9,657,131	335,876	252,834

Trustees and Officers

The following table presents information about each Trustee of the Fund as of May 31, 2002. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	2000 to present	President, WGBH Educational Foundation	48	American Public Television;
New England Aquarium;
Becton Dickinson and Company;
Mass Corporation for Educational Telecommunications;
The A.H. Belo Company;
Committee for Economic Development;
Concord Academy;
Public Broadcasting Service;
Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	2000 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	48	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	None
Keith R. Fox (48)
Trustee	1997 to present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	April 2002 to present	Retired	63	Household International (banking and finance) (1992 to present); ISI Family of Funds (four registered investment companies) (2000 to present)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	2000 to present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay;
Sonesta International Hotels, Inc.;
Northeastern University Funds and Endowment Committee;
Connecticut College Finance Committee;
Commonwealth Institute (not-for-profit start-up for women's enterprises);
The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	April 2002 to present	Member, Fulbright & Jaworski L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (four registered investment companies)
Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Richard T. Hale[1] (56)
Trustee and Vice President	April 2002 to present	Managing Director, Deutsche Asset Management	220	None

1 Mr. Hale is considered an "interested person" because of his affiliation with the fund's investment manager.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the Fund as of May 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of the Fund's Advisor, Deutsche Investment Management Americas Inc., or an affiliate of the Advisor.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr. (43)
President	2000 to present	Managing Director, Deutsche Asset Management
James E. Fenger (43)
Vice President	1998 to present	Managing Director, Deutsche Asset Management
Joshua Feuerman (36)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management (1999 to present); prior thereto, head of international strategies, State Street Global Advisors
Richard T. Hale (56)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
Sewall Hodges (47)
Vice President	1999 to present	Managing Director, Deutsche Asset Management
Blair J. Treisman (34)
Vice President	2000 to present	Vice President, Deutsche Asset Management (1999 to present); prior thereto, business services analyst, Salomon Smith Barney; senior research analyst and hedge fund manager, Midtown Research Group; senior analyst of Small Cap Growth Equities Group, Putnam Investments

John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Deutsche Asset Management
Daniel O. Hirsch (48)
Vice President and Assistant Secretary	April 2002 to present	Managing Director, Deutsche Asset Management (1998-present); prior thereto, Assistant General Counsel, Securities and Exchange Commission (1993-1998)
Gary L. French (50)
Treasurer	January 2002 to present	Managing Director, Deutsche Asset Management (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000 to present	Senior Vice President, Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997 to present	Managing Director, Deutsche Asset Management (1997 to present); prior thereto, Associate, Dechert (law firm)

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes